UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                                       October 14, 2005

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

1 Lakeland Park Drive
Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Beacon Roofing Supply, Inc. (“Beacon”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 18, 2005 (the “Prior 8-K”) relating to the completion of its acquisition of SDI Holding, Inc (“Shelter”) that occurred on October 14, 2005.  The purpose of this Current Report on Form 8-K/A is to amend Section 9.01(b) of the Prior 8-K to replace the pro forma financial information attached thereto as Exhibit 99.3 with the pro forma financial information attached hereto as Exhibit 99.3.  The remainder of the information contained in the Prior 8-K filing is not hereby amended.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.

The following financial statements of SDI Holding, Inc. required by this item are incorporated herein by reference to pages F-35 through F-60 of Beacon’s Registration Statement on Form S-3 (Registration No. 333-128919) and are attached hereto as Exhibit 99.2.

Report of Independent Auditors

Consolidated Balance Sheets as of June 30, 2005, December 31, 2004 and December 31, 2003

Consolidated Statements of Operations for the Six Months Ended June 30, 2005, the years ended December 31, 2004 and December 31, 2003 and the Five Months Ended December 31, 2002

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005, the Years ended December 31, 2004 and December 31, 2003 and the Five Months Ended December 31, 2002

Notes to the Consolidated Financial Statements

(b)                                 Pro forma financial information.

The following pro forma information of Beacon reflecting Beacon’s acquisition of SDI Holding, Inc. required by this item is incorporated herein by reference to pages 15 through 22 of Beacon’s Registration Statement on Form S-3 (Registration No. 333-128919) and is attached hereto as Exhibit 99.3.

Discussion of unaudited pro forma consolidated financial data

Unaudited pro forma consolidated balance sheet as of September 24, 2005

Unaudited pro forma consolidated statement of operations for the year ended September 24, 2005

Notes to unaudited pro forma consolidated financial data

(d)                                 Exhibits.

Exhibit Number	Description

10.1

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Sales Acquisition, Inc., the Domestic Subsidiaries of Beacon Sales Acquisition, Inc. named therein, General Electric Capital Corporation, the financial institutions party thereto, GECC Capital Markets Group, Inc., JPMorgan Chase Bank, N.A., Wachovia Capital Finance Corp. (Central) and The CIT Group/Business Credit, Inc.*

10.2

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Roofing Supply Canada Company, GE Canada Finance Holding Company, and the financial institutions party thereto.*

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated October 14, 2005, issued by Beacon Roofing Supply, Inc., captioned “Beacon Roofing Supply, Inc. Completes Shelter Acquisition.”*

99.2

Financial Statements of SDI Holding, Inc. and Subsidiaries as of June 30, 2005, December 31, 2004 and 2003, and for the six month period ended June 30, 2005, the years ended December 31, 2004 and 2003 and the five month period ended December 31, 2002.*

99.3	Unaudited pro forma consolidated financial data.

*   Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: December 8, 2005	By:	/s/ David R. Grace
David R. Grace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Sales Acquisition, Inc., the Domestic Subsidiaries of Beacon Sales Acquisition, Inc. named therein, General Electric Capital Corporation, the financial institutions party thereto, GECC Capital Markets Group, Inc., JPMorgan Chase Bank, N.A., Wachovia Capital Finance Corp. (Central) and The CIT Group/Business Credit, Inc.*

10.2

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Roofing Supply Canada Company, GE Canada Finance Holding Company, and the financial institutions party thereto.*

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated October 14, 2005, issued by Beacon Roofing Supply, Inc., captioned “Beacon Roofing Supply, Inc. Completes Shelter Acquisition.”*

99.2

Financial Statements of SDI Holding, Inc. and Subsidiaries as of June 30, 2005, December 31, 2004 and 2003, and for the six month period ended June 30, 2005, the years ended December 31, 2004 and 2003 and the five month period ended December 31, 2002.*

99.3	Unaudited pro forma consolidated financial data.

*   Previously filed